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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 17, 1998
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                              SEALY CORPORATION
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              (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-8738                 36-3284147
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)

      520 Pike Street          Seattle, Washington            98101
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      (Adress of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:  (206) 625-1233
                                                     --------------

      -----------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)
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Item 4. Changes in Registrant's Certifying Accountant

(a) Previous independent accountants

     (i) On March 17, 1998, Sealy Corporation dismissed KPMG Peat Marwick LLP as its independent accountants.

    (ii) The reports of KPMG Peat Marwick LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

   (iii) The Registrant's Board of Directors, participated in and approved the decision to change independent accountants.

    (iv) In connection with its audits for the two most recent fiscal years and through March 17, 1998, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused them to make reference thereto in their report on the financial statements for such periods.

     (v) During the two most recent fiscal years and through March 17, 1998, there have been no reportable events (as defined in Regulation S-K
         Item 304(a)(l)(v)).

    (vi) The Registrant has requested that KPMG Peat Marwick furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statement. A copy of such letter, dated March 23, 1998, is filed as Exhibit 16 to this Form 8-K.

(b) New independent accountants

     (i) The Registrant engaged Price Waterhouse LLP as its new independent accountants as of March 17, 1998. During the two most recent fiscal years and through March 17, 1998, the Registrant has not consulted Price Waterhouse LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed;
        or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Price Waterhouse LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(l)(v) of Regulation S-K; or (iii) items which were or should have been subject to SAS 50.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (C)       Exhibits.
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                Exhibits No.
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                   16           Letter from KPMG Peat Marwick LLP regarding
                                change in the Company's independent
                                accountants.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SEALY CORPORATION


                                         By: /s/Kenneth L. Walker
                                             _______________________________
                                             Kenneth L. Walker
                                             Vice President, General Counsel
                                             and Secretary


Date:  March 23, 1998
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Securities and Exchange Commission
Washington, D.C. 20549

March 23, 1998

Ladies and Gentlemen:

We were previously principal accountants for Sealy Corporation and subsidiaries and, under the date of January 7, 1998, we reported on the consolidated financial statements of Sealy Corporation and subsidiaries as of and for the years ended November 30, 1997 and December 1, 1996. On March 17, 1998, our appointment as principal accountants was terminated. We have read Sealy Corporation's statements included under Item 4 of its Form 8-K dated March 23, 1998, and we agree with such statements, except that we are not in a position to agree or disagree with Sealy Corporation's statement that the change was approved by the registrant's board of directors or with respect to the statements in Item 4(b).


very truly yours,

KPMG Peat Marwick LLP